EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350
I, Ronald C. Foster, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Micron Technology, Inc. on Form 10-Q for the period ended May 29, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date:	July 3, 2014	/s/ Ronald C. Foster
Ronald C. Foster Vice President of Finance and Chief Financial Officer